EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Xiao Ping Zhang, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment to Quarterly Report of SORL AUTO PARTS, INC. on Form 10-QSB/A for the fiscal quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of SORL AUTO PARTS, INC.

Date: January 31, 2006

/s/ Xiao Ping Zhang

Xiao Ping Zhang
Chief Executive Officer